UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 3, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.03     Creation of a Direct Financial Obligation.

On October 3, 2018, Super Crypto Mining, Inc. (“Super Crypto”), a wholly owned subsidiary of DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a Revolving Loan Agreement (the “Loan Agreement”) with ALPPS LLC (the “Lender”) pursuant to which the Lender committed to loan Super Crypto up to $2,500,000 in term loans in maximum increments of $500,000 (the “Revolving Loan”), which term loans may be requested at least 15 days following the preceding request. Super Crypto issued a promissory note to the Lender to memorialize the Revolving Loan (the “Promissory Note”). In connection with the Revolving Loan, Super Crypto also entered into a Security Agreement (the “Security Agreement “) pursuant to which Super Crypto granted to the Lender a senior security interest in certain collateral, including bitcoins owned by SuperCrypto (collectively, the “Collateral”). Super Crypto is required to deliver the Collateral to the Lender upon each term loan request and the terms of the custody over such Collateral is set forth pursuant to a Control Agreement entered into by Super Crypto and the Lender (the “Control Agreement”). In order to facilitate the Revolving Loan, Super Crypto, the Company (as an acknowledging party), the Lender and the Company’s senior secured lender (the “Senior Lender”) entered into an Intercreditor Agreement (the “Intercreditor Agreement”) pursuant to which the Senior Lender agreed to subordinate its senior interest in the Collateral, but only with respect to the Collateral, to the secured interest granted to the Lender pursuant to the Security Agreement.

The foregoing are only brief descriptions of the material terms of the Loan Agreement, the Promissory Note, the Security Agreement, the Control Agreement and the Intercreditor Agreement, the forms of which are attached as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

10.1	Revolving Loan Agreement
10.2	Promissory Note
10.3	Security Agreement
10.4	Control Agreement
10.5	Intercreditor Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: October 3, 2018	/s/ Milton C. Ault III
Milton C. Ault III Chief Executive Officer